For Immediate Release

Secure America Acquisition Corporation
Signs Definitive Agreement for Business Combination with
Ultimate Escapes Holdings, LLC

Highlights

▪	Fastest growing and second-largest luxury destination club worldwide
▪	Transaction valued at $186.0 million, with real estate portfolio value of approximately $167.0 million based on recent appraisals
▪	Strong recurring revenue stream from annual member dues and fees and a 97% annual renewal rate of current member base
▪	Over 1,200 members with more than 130 properties in 45 global destinations
▪	Multi-pronged growth strategy including continued acquisitions, geographic expansion, new offerings, partnerships and joint ventures
▪	Current infrastructure and property portfolio will support larger membership base
▪	Transaction valued at discount to publicly-traded comparables on a forward Enterprise Value to EBITDA basis

Arlington, VA, September 3, 2009 – Secure America Acquisition Corporation (NYSE Amex: HLD, HLD.U, HLD.WT) (“Secure America”) announced today that it has signed a definitive agreement to enter into a business combination with privately-held Ultimate Escapes Holdings, LLC (“Ultimate Escapes”), a leading operator of luxury destination clubs.

Ultimate Escapes’ current management team, led by Jim Tousignant, President and CEO, and Richard Keith, who will become Chairman of Ultimate Escapes upon consummation of Ultimate Escapes’ planned acquisition of Private Escapes Holdings, LLC, will remain in place to run the business following the consummation of Secure America’s business combination with Ultimate Escapes.  It is anticipated that, upon consummation of the acquisition, Secure America will change its name to “Ultimate Escapes, Inc.”

“We are very pleased to announce the transaction with Ultimate Escapes,” stated Mr. C. Thomas McMillen, Chairman and Co-Chief Executive Officer of Secure America.  “After reviewing a significant number of potential targets in the homeland security sector, we determined that reaching outside of our target industry presented more attractive acquisition opportunities in the current market, and thus was more aligned with our goal of maximizing shareholder value.  The luxury destination club market is a unique segment of the hospitality sector with what we believe to be significant long-term growth potential, and Ultimate Escapes has, in our opinion, emerged as a leader in this market.  Ultimate Escapes has a seasoned management team that has worked together for over 15 years, has significant public-company experience, and has successfully grown businesses both organically and through accretive acquisitions.  We believe its strong growth profile and revenue visibility, leading market position and attractive portfolio of properties, combined with a discounted valuation relative to other public company comparables, make this an ideal acquisition for our SPAC.”

Jim Tousignant, President and CEO of Ultimate Escapes added, “We are very excited about the opportunities for growth that lie ahead and look forward to closing our transaction with Secure America.  The substantial new equity capital from this transaction, combined with our large and affluent membership base, seasoned management team, proven business strategy, strong operational experience and advanced web-based “smart home” technology platform will enable us to execute our growth strategy and expand our operations, both organically and through additional accretive transactions.  Our pending acquisition of $50 million of luxury real estate assets and 400 new members from Private Escapes, the third largest destination club, further solidifies our leadership position in the industry.”

Overview of Ultimate Escapes

Founded in 2004, Ultimate Escapes is the largest luxury destination club as measured by number of club destinations and the second-largest destination club as measured by members. Ultimate Escapes offers flexible access to a growing collection of hundreds of multi-million dollar private residences and luxury hotels in more than 150 global club and affiliate destinations. At the completion of its pending acquisition of Private Escapes, Ultimate Escapes’ expanded portfolio will consist of more than 130 club properties in 45 destinations worldwide, operating three distinct luxury club categories: Elite ClubSM, Signature ClubSM, and Premiere ClubSM, which target club properties with $3.0 million, $2.0 million and $1.0 million average home values, respectively. In addition, the Ultimate CollectionSM offers club members exclusive access to more than 140 of the world’s most desirable 4- and 5-star independent luxury hotels in more than 100 major cities and resorts in Europe, the Middle East, Asia, Africa, South America and North America. Through its Ultimate Reciprocity ProgramSM, Ultimate Escapes also provides club members with reciprocity access to participating luxury fractional and private resort club properties.

Ultimate Escapes has experienced rapid growth through a combination of organic membership sales, new product introductions and the completion of various accretive transactions since its inception.  Ultimate Escapes expects to continue to deliver strong growth going forward, driven by recurring revenue from existing members, strengthening market demand for luxury destination clubs and the opportunity for additional consolidation in the market.  Ultimate Escapes also plans to expand its existing business and property portfolio in Europe, as well as expand its business into Asia. In addition, Ultimate Escapes plans to introduce new club offerings and pursue strategic partnerships and joint ventures with luxury brands and hospitality REITS, as well as create new private label offerings with luxury resort and hospitality brands.

Additional information about Ultimate Escapes can be found at www.ultimateescapes.com.

Summary of the Transaction

Under the terms of the definitive agreement, Secure America will make a minimum $20.0 million contribution to Ultimate Escapes in exchange for 4,687,500 units of Ultimate Escapes, based on a $186.0 million valuation of Ultimate Escapes.  After the closing of the transaction, members of Ultimate Escapes would be eligible to exchange each of their approximately 7,178,841 units of Ultimate Escapes for one share of SAAC common stock valued at $7.94 per share, implying an equity value of approximately $57.0 million.

In addition, Ultimate Escapes members will be entitled to receive up to an aggregate of 7,000,000 earn-out units in Ultimate Escapes (each unit exchangeable for one share of common stock in Secure America) based on meeting certain performance targets as follows:

•	Up to 3.0 million additional units of Ultimate Escapes, if Adjusted EBITDA in 2010 or 2011 is between $23.0 million and $27.0 million
•	Up to 4.0 million additional units of Ultimate Escapes, if Adjusted EBITDA in 2011 or 2012 is between $32.0 million and $45.0 million

Secure America’s founders have agreed to cancel a number of their pre-IPO founders’ shares, on a pro rata basis, such that they will own an aggregate of 20% of the issued and outstanding shares of Secure America common stock immediately prior to the closing of the business combination, but giving effect to shares that are converted pursuant to the pre existing conversion rights and shares that may be retired after completion of certain forward contracts.  A minimum of $30 million is expected to be used in connection with the business combination.  In addition, the underwriters of Secure America’s initial public offering have agreed to reduce their deferred underwriting discounts and commissions to an aggregate of 4% of the funds held in the trust account, less amounts paid to converting stockholders and funds used by Secure America to repay bridge loans made, or to repurchase or redeem shares of Secure America’s common stock or similar arrangements, in connection with obtaining approval of the business combination.  As a condition of the transaction, Secure America’s warrant holders will be asked to amend the strike price of their warrants to $8.80 per share in exchange for extending the warrant expiration by two years from October 23, 2011 to a term of 4 years from the closing date, or October 23, 2013, in addition to increasing the price at which the warrants may be redeemed to $15.05.

The transaction is currently expected to close in October 2009.  The closing of the transaction is subject to customary closing conditions, including approval of the definitive agreement by the stockholders of Secure America.  In addition, the closing is conditioned on holders of less than 30% of the shares of Secure America common stock voting against the acquisition and properly electing to convert their Secure America common stock into a pro rata portion of the cash held in Secure America’s trust account into which a substantial portion of the net proceeds of its initial public offering was deposited. Upon completion of the transaction, an amount equal to the approximately $79.4 million of the cash currently held in trust by Secure America, less: transaction and other expenses, payments made to Secure America's common stockholders electing their conversion right and amounts used by Secure America to purchase shares in forward sales or other transactions, will be used by Ultimate Escapes for the purposes of investing in the business.  In addition, the consummation of the transaction is conditioned upon the closing of Ultimate Escapes’ acquisition of Private Escapes Holdings, LLC.

Ultimate Escapes’ Historical Financial Highlights and Outlook

In 2008, Ultimate Escapes’ total revenues were $29.1 million, representing a 93% increase from $15.1 million in 2007.  EBITDA in 2008 was a loss of $1.2 million, compared to a loss of $14.3 million in 2007.  Net income in 2008 was a loss of $15.3 million, compared to a loss of $23.5 million in 2007.

Based on current capacity levels, business trends, and anticipated acquisitions (including the assumed closing of Ultimate Escapes’ acquisition of Private Escapes), total revenues in 2009 are expected to be approximately $44.5 million, EBITDA is expected to be approximately $19.0 million and net income is expected to be approximately $4.0 million.  Ultimate Escapes’ total revenues in 2010 are expected to be approximately $55.1 million, EBITDA is expected to be approximately $23.0 million and net income is expected to be approximately $9.9 million.

Conference Call Information

Secure America will host a conference call to discuss the transaction at 4:30 p.m. Eastern Time on September 3, 2009. Investors may listen to the call via telephone by dialing (877) 941-8416 (confirmation code: 4150144), or for international callers, (480) 629-9808.  A telephone replay will be available shortly after the call and can be accessed by dialing (800) 406-7325 (confirmation code: 4150144), or for international callers, (303) 590-3030. The replay will be available until September 17, 2009, at 11:59 p.m. Eastern Time. The audio presentation will be webcast live and may be accessed by visiting the Investor Relations section of Secure America’s website at www.secureamericacorp.net.

About Secure America Acquisition Corporation

Secure America Acquisition Corporation is a blank check company formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses in the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

Note Regarding Non-GAAP Financial Measures

The information in this press release contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA and Adjusted EBITDA as used by Ultimate Escapes may not be comparable to similarly titled measures of other companies.

EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Ultimate Escapes believes that these financial measures may be useful to investors in assessing its operating performance. Ultimate Escapes also believes that these measures allow a standardized comparison between companies in the auction, appraisal and asset valuation industries, while minimizing the differences from depreciation policies, financial leverage and tax strategies.

While Ultimate Escapes uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. Ultimate Escapes’ management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

Forward Looking Statement

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company’s growth strategy and measures to implement such strategy. Words such as “expects,” “intends,” “plans,” “believes,” “anticipates,” “hopes,” “estimates,” and variations of such words and similar expressions are intended to identify forward-looking statements.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct.  These statements involve known and unknown risks and are based upon a number of assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, future operating or financial results; expectations regarding the strength of the future growth of the luxury destination club industry; future acquisitions, business strategy and expected capital spending; general market conditions and industry trends; risks associated with operations outside the United States; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission at http://www.sec.gov. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. Secure America, Ultimate Escapes and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Secure America’s stockholders and Secure America’s warrantholders to be held to approve the transactions described herein. The underwriters of Secure America’s initial public offering may provide assistance to Secure America, Ultimate Escapes and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Secure America’s initial public offering were deferred pending stockholder approval of Secure America’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed business combination and amendment to the warrant agreement, Secure America will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement.  Secure America’s stockholders and warrantholders are advised to read, when available, the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meeting because these documents will contain important information. The definitive proxy statement will be mailed to Secure America’s stockholders and warrantholders as of a record date to be established for voting on the business combination and the amendment to the warrant agreement. Secure America’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Secure America Acquisition Corporation, 1005 North Glebe Road, Suite 550, Arlington, VA 22201. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Investor Relations Contact:

Devlin Lander
ICR
415-292-6855
devlin.lander@icrinc.com

Media contact:

Angela Berardino
Turner PR
303-333-1402
angela@turnerpr.com